EXHIBIT 10.27.1


               FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
               ----------------------------------------------

     This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("First Amendment"), is dated as of April 20, 1999, by and between the following parties:

LENDER: NTFC CAPITAL CORPORATION, a Delaware corporation with offices at 501 Corporate Centre Drive, Franklin, Tennessee 37067 ("Lender").

BORROWER:   TELSCAPE INTERNATIONAL, INC., a Texas corporation with offices at
            2700 Post Oak Blvd., Ste. 1000, Houston, Texas 77056 ("Borrower").

CO-BORROWERS:   Each Subsidiary of Borrower executing this First Amendment and each Subsidiary which subsequently becomes a party hereto pursuant to Section 1(b) of the Loan Agreement.

This First Amendment to Loan and Security Agreement amends that certain Loan and Security Agreement between the parties dated as of January 11, 1999 (the "Loan Agreement"). By executing this First Amendment, Lender agrees to make loans to Borrower and its Co-Borrowers, and Borrower and its Co-Borrowers agree to borrow from Lender and to provide collateral to secure such loans, all on the terms and conditions set forth in the Loan Agreement as amended herein.

                 ARTICLE 1: AMENDMENTS TO LOAN AGREEMENT
                 ---------------------------------------

     The Loan Agreement is hereby amended as follows:

     1.01. Section 1. COMMITMENT TO LEND; is hereby amended to add the following new subpart (ii) to that section and by renumbering the previous subpart (ii) as subpart (iii):

     "(ii) purchase by such Co-Borrower of DaVinci Network Switch, DaVinci SCP and DaVinci Service Node Products, and other equipment and related hardware, software, installation services, and associated software sublicenses supplied by IEX Corporation, a Nevada corporation ("IEX"), pursuant to that certain Purchase Agreement between TSCP International, Inc. ("Co-Borrower") and IEX, dated as of March 2, 1999, as the same may be amended from time to time, and all purchase orders and invoices issued pursuant thereto made by and between and such Co-Borrower for installation, in the United States, Mexico and other Latin American jurisdictions,"

     1.02.     Section 5.     PREPAYMENT: is hereby amended by deleting
subsection (a) thereof and by substituting therefor the following:

     "(a) Beginning thirty (30) calendar days after the date of each Advance evidenced by a Note, a Co-Borrower may, at its option but subject to the satisfaction of the requirements of the next sentence, at any time and from time to time, prepay such Advance, in whole or in part, upon at least (30) calendar days prior written notice to Lender specifying the date and amount of prepayment in a minimum amount of $50,000 (unless the
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     outstanding balance of the Notes is less than $50,000 then the payment shall be the balance). In the even a prepayment 0s made from the proceeds of a loan made by another Affiliate of GE Capital Corporation, no prepayment penalty shall be due. In the event any other prepayment occurs during the three (3) years after the date of any Advance, Borrower shall pay a prepayment premium equal to a percentage of the amount being prepaid as follows: two percent (2%) if the prepayment is made during the first six (6) months following the date of such Advance; one and one-half percent (1-1/2%) if the prepayment is made during the following eighteen months after the date of such Advance; and one percent (1%) if the prepayment is made during the third year after the date of such Advance. No prepayment premium shall be due upon any prepayment thereafter."

                          ARTICLE 2: AFFIRMATIONS
                          -----------------------

     2.01. Borrower hereby represents and warrants that (a) the representations and warranties contained in Section 8 of the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, and (b) on the date hereof no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to this First Amendment. The parties agree that the financial covenants of Borrower will be measured using results beginning as of the second quarter of 1999.

                         ARTICLE 3: MISCELLANEOUS
                         ------------------------

     3.01 Except as amended as provided above, the Loan Agreement shall remain in full force and effect, and the Loan Agreement, as amended, is hereby ratified by Borrower, its Co-Borrower and Lender.

     3.02 Borrower and its Co-Borrowers represent and warrant that the execution and terms of this First Amendment have been duly authorized by all necessary and appropriate corporate action.

     3.03 All capitalized terms used herein shall, unless otherwise specifically defined herein, have the meanings assigned to such terms in the Loan Agreement.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment to Loan and Security Agreement as of the day and year first above written.

LENDER:                                  BORROWER:

NTFC CAPITAL CORPORATION                 TELSCAPE INTERNATIONAL, INC.

BY:                                      By:     \s\ Todd M. Binet
   --------------------------               ---------------------------
TITLE:                                   TITLE:      President
      -----------------------                  ------------------------

CO-BORROWERS:

TELSCAPE USA, INC.                       VEXTRO DE MEXICO, SA DE CV


BY:     \s\ Todd M. Binet                By:     \s\ Manuel Landa
   --------------------------               -----------------------------
TITLE:   EVP                             TITLE:     President
      -----------------------                   -------------------------

TSCP INTERNATIONAL, INC.                 LAN AND WAN, SA DE CV

BY:     \s\ Todd M. Binet                By:     \s\ Manuel Landa
   -------------------------                -------------------------
TITLE:    EVP                            TITLE:     President
      ----------------------                   ----------------------

MSN COMMUNICATIONS, INC.                 TELEREUNION, SA DE CV

BY:     \s\ Todd M. Binet                By:     \s\ Manuel Landa
   ---------------------------              -------------------------
TITLE:      EVP                          TITLE:     President
      ------------------------                  ---------------------

TELSCAPE DE MEXICO                       MS NOTICIAS, SA DE CV
SA DE CV

BY:     \s\ Manuel Landa                 By:     \s\ Manuel Landa
   ---------------------------              ---------------------------
TITLE:     President                     TITLE:     President
      ------------------------                  -----------------------

N.S.I., SA DE CV                         SERVICIOS CORPORATIVOS VEXTRO, SA
                                         DE CV

BY:     \s\ Manuel Landa                 By:     \s\ Manuel Landa
   ---------------------------              -------------------------------
                                                  TITLE:    President
   TITLE:        Vice President
      ------------------------                 ----------------------------

TELEREUNION INTERNATIONAL,
SA DE CV

                                   BY:     \s\ Manuel Landa
   ---------------------------
                                   TITLE:   President
       -----------------------